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                                                             Rule 497(e)
                                                             File No. 333-41016


                             BERTHEL GROWTH TRUST II
                            a Delaware business Trust


                         SUPPLEMENT DATED JUNE 13, 2001
                      TO PROSPECTUS DATED DECEMBER 20, 2000


     The offering of the shares originally was to terminate on March 20, 2001. However, we reserved the right to extend the offering for up to two periods of ninety days each. The offering was first extended on March 19, 2001 to June 18, 2001. On June 13, 2001, the Trust and Berthel Fisher & Company Financial Services, Inc. agreed to extend the offering for an additional ninety days from June 18, 2001. Unless we take action to amend the terms of the offering the offering will terminate September 16, 2001.